[LETTERHEAD OF JOHN M. ARLEDGE & ASSOCIATES, INC.]


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read and agree with the statements made under "Changes in and Disagreements with Accountants and Financial Disclosure" in Form SB-2 dated June 26, 2001 of Kingdom Vision Network, Inc.


                          /s/ John M. Arledge & Associates, Inc.
                          -------------------------------
                          John M. Arledge & Associates, Inc.

Edmond, Oklahoma
June 26, 2001